UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 4)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 24, 2003

SOHU.COM INC.

(Exact name of registrant as specified in its charter)

Delaware	0-30961	98-0204667
(State or other jurisdiction Of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7 Jianguomen Nei Avenue

Bright China Chang An Building

Tower 2, Room 1519

Beijing 100005

People’s Republic of China

(011) 8610-6510-2160

(Address, including zip code, of registrant’s principal executive offices and registrant’s telephone number, including area code)

Items 7(a) and 7(b) of the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 5, 2003, as amended by Amendment No. 1 filed with the SEC on December 23, 2003, Amendment No. 2 filed with the SEC on February 6, 2004, and Amendment No. 3 filed with the SEC on February 9, 2004, is hereby amended as follows:

1. The Statement of Direct Revenues and Direct Expenses relating to the Focus Web Site (a Web site property of Asia B2B Online Inc.), as set forth in Item 7(a) of Form 8-K/A No. 2 is hereby amended and restated in its entirety as set forth below:

FOCUS WEB SITE (A WEB SITE PROPERTY OF ASIA B2B ONLINE INC.)

STATEMENT OF DIRECT REVENUES AND DIRECT EXPENSES

(Amounts in thousands of US dollars)

For nine months ended September 30, 2003
Revenues	$1,323

Direct operating expenses:
Cost of revenues	155
Product development	79
Sales and marketing	316
General and administrative	74

624

Excess of direct revenues over direct expenses	$699

The accompanying note are an integral part of this statement.

2. Note (d) of the Notes to Statement of Direct Revenues and Direct Expenses of Focus Web site (a Web site property of Asia B2B Online Inc.), as set forth in Item 7(a) of Form 8-K/A No. 2, is hereby amended and restated in its entirety as set forth below:

“(d) Operating Expenses

Certain operating expenses, mainly payroll and bandwidth, are specifically identifiable, and others, mainly office rent expense and administrative expenses, are allocated to the Focus Web site based on management’s estimate. Office rent expense is allocated based on headcount and administrative expenses are allocated based on management’s estimate of the portion of time spent by the administrative employees on Focus Web site related tasks. Operating expenses consisted of the following four categories:

(i) Cost of revenues

Cost of revenues mainly includes payroll for content department employees, traveling and entertainment, bandwidth leasing charge, and rent. Cost of revenues for the nine months ended September 30, 2003 includes $24,000 of allocated expenses.

(ii) Product development expenses

Product development expenses mainly include payroll for product development department and rent. Product development expenses for the nine months ended September 30, 2003 include $11,000 of allocated expenses.

(iii) Sales and marketing expenses

Sales and marketing expenses mainly include payroll for sales and marketing department employees advertising and promotion and rent. Sales and marketing expenses for the nine months ended September 30, 2003 include $34,000 of allocated expenses.

(iv) General and administrative expenses

General and administrative expenses mainly include payroll for general and administrative department employees and rent. General and administrative expenses for the nine months ended September 30, 2003 include $51,000 of allocated expenses.”

3. The unaudited Pro Forma Combined Balance Sheet and Statement of Operations as of September 30, 2003 of Sohu.com and the Focus Web site as set forth in Item 7(b) of Form 8-K/A No. 2 are hereby amended and restated in their entirety as set forth below:

SOHU.COM, INC.

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

AS OF SEPTEMBER 30, 2003

(Amounts in thousands of US dollars)

	September 30, 2003
	Sohu	Pro Forma Adjustments		Pro Forma, as Adjusted
ASSETS
Current assets:
Cash and cash equivalents	$117,255	$(11,683	)C	$105,572
Accounts receivable, net	11,814			11,814
Accounts receivable from a related party	—			—
Prepaid and other current assets	2,945			2,945
Assets held for disposal	2,331			2,331
Current portion of long-term investments in marketable debt securities	14,898			14,898

Total current assets	149,243			137,560
Long-term investments in marketable debt securities	29,402			29,402
Fixed assets, net	5,574	107	A	5,681
Long-term loans to related parties	—			—
Intangible assets, net	—	1,582	A	1,582
Goodwill	—	13,670	A, B	13,670
Other assets, net	3,560			3,560

Total assets	$187,779	3,676		$191,455

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$855			855
Accrued liabilities and deferred revenues	19,012	1,375	B, E	20,387

Total current liabilities	19,867			21,242

Commitments and contingencies

Zero coupon convertible senior notes	90,000			90,000

Shareholders’ equity:
Common Stock	36			36
Treasury Stock	(2,003)			(2,003)
Additional paid-in capital	137,852	2,301	D	140,153
Deferred compensation	(20)			(20)
Accumulated other comprehensive income	446			446
Accumulated deficit	(58,399)			(58,399)

Total shareholders’ equity	77,912			80,213

Total liabilities and shareholders’ equity	$187,779	3,676		$191,455

SOHU.COM, INC.

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003

(Amounts in thousands of US dollars, except per share data)

	Nine Months Ended September 30, 2003
	Sohu	Focus Web site	Pro Forma Adjustments		Pro Forma, as Adjusted
Revenues	$55,840	$1,323	$—		$57,163
Cost of revenues	18,428	155			18,583

Gross profit	37,412	1,168	—		38,580

Operating expenses:
Product development	5,721	79			5,800
Sales and marketing	7,366	316			7,682
General and administrative	3,575	74			3,649
Amortization of intangibles	—	—	104	F	104

Total operating expenses	16,662	469	104		17,235

Operating profit	20,750	699	(104)		21,345

Other expense	(743)				(743)
Interest income	1,202				1,202

Net income before taxes	21,209	699	(104)		21,804
Income tax expense	6,500				6,500

Net income	$14,709	$699	$(104)		$15,304

Basic net income per share	$0.42				$0.43

Shares used in computing basic net income per share	35,289		66	D	35,355

Diluted net income per share	$0.37				$0.39

Shares used in computing diluted net income per share	39,728		66	D	39,794

4. Note (A) of the Pro Forma Adjustments and Assumptions relating to the Focus Web site as set forth in Item 7(b) of Form 8-K/A No. 2 is hereby amended and restated in its entirety as set forth below:

“(A) To allocate the purchase price to the fair value of the acquired assets of the Focus Web site as of September 30, 2003. Assuming the transaction had occurred on September 30, 2003, the allocation would have been as follows (in thousands):

Fixed assets	$107
Identifiable intangible assets	1,582
Goodwill	13,500

Total	$15,189

As any additional payment of up to a maximum of $811,000 for the acquisition of the Focus Web site is contingent upon revenues contributed from the Focus Web site for the year ended December 31, 2004, this amount has not been included in the allocation of the purchase price. Once the actual consideration is determinable and no longer contingent, the amount payable, if any, will be recorded as additional goodwill.”

5. Note (F) of the Pro Forma Adjustments and Assumptions relating to the Focus Web site as set forth in Item 7(b) of Form 8-K/A No. 2 is hereby amended and restated in its entirety as set forth below:

“(F) To record amortization expense of identifiable intangible assets of $104,000 for the nine months ended September 30, 2003, as if the Focus Acquisition had occurred on January 1, 2003. The identifiable intangible assets of $1,582,000, consisting of domain name and advertiser relationship, are determined based on an independent third party valuation performed as of November 25, 2003 by Grant Thornton LLP, and are recognized and amortized over their estimated useful life of as follows:

	Amount (in thousands)	Weighted average life (years)
Domain name	$1,459	15
Advertising relationships	123	3

Total	$1,582	14

The amortization expense is estimated to be $138,000, $138,000, $97,000, $97,000, and $97,000 during the years ending December 31, 2004, 2005, 2006, 2007 and 2008, respectively.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOHU.COM INC.

Date: March 2, 2004	By:	/s/ Derek Palaschuk
Derek Palaschuk
Senior Vice President and Chief Financial Officer